Exhibit 99.1
DWS' RREEF Property Trust Announces Plan of Liquidation

NEW YORK, NY – September 18, 2026 – RREEF Property Trust, Inc. (the "Company," NASDAQ: ZRPTAX; ZRPTIX; ZRPTTX; ZRPTMX; ZRPTUX; ZRPTNX), a publicly registered, non-listed, daily net asset value1 real estate investment trust advised by an affiliate of DWS, announced today that the Company's Board of Directors (the "Board") has approved a plan of complete liquidation and dissolution (the "Plan"), which provides for the voluntary sale of all of the Company's assets and subsequent dissolution of the Company. The Plan is subject to the approval of the Company's stockholders, and the Company plans to convene a special meeting of its stockholders for their consideration of the Plan.

“With since-inception annualized total returns as of August 31, 2026, of 6.35% for Class I shares, (our largest and longest-running share class since inception) and annualized monthly distributions between 5.1% and 6.9% over the past two years across all share classes, we are proud of the Company’s legacy and the performance of our individual investments. However, a period of heightened redemption activity experienced by the Company and the industry in general and the challenges of attracting new capital led us to a diligent exploration of various strategic alternatives. As a result, our board of directors determined that the voluntary and orderly liquidation of the Company’s assets is the most attractive path to maximizing stockholder value,” said Todd Henderson, Chairman of the Board, President and Chief Executive Officer of the Company.

The Company intends to return net proceeds from the sale of its assets to its stockholders when appropriate (in the Board’s discretion), subject to payment of (and the creation of reserves for) the Company’s liabilities and obligations and the payment of expenses.

The Company’s current portfolio includes seven real estate investments spread across five states in the industrial, retail, residential and office sectors. The Company will endeavor to complete the sale of its assets within 24 months of the date of the adoption of the Plan by the Company’s stockholders.

The Board also approved, effective immediately, the suspension of (i) the sale of shares of the Company’s common stock in the Company’s public and private offerings, (ii) the Company’s share redemption plan and (iii) the Company’s distribution reinvestment plan. The Company intends to continue to pay monthly distributions to its stockholders as it seeks stockholder approval (subject, as always, to the discretion of the Board).
1
DWS Group GmbH & Co. KGaA
875 Third Avenue | New York, NY 10022
T +1 (212) 250-2500
dws.com

Jones Lang LaSalle Securities, LLC is acting as financial advisor to the Company in connection with the evaluation of strategic alternatives. Alston & Bird LLP acted as counsel to the Company and Venable LLP acted as Maryland counsel to the Company.

1 Valuations and appraisals of the Company’s properties and real estate-related securities are estimates of fair value and may not necessarily correspond to realizable value and may not accurately reflect the actual price at which assets could be liquidated on any given day.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. Although DWS and the Company believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, they can give no assurance that the expectations will be attained or that any deviation will not be material. Neither DWS nor the Company undertakes an obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in expectations.
These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to: the possibility that the Company’s stockholders do not approve the Plan; real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which the Company owns properties and competition for tenants in such markets; national and local economic conditions, including the pace of job growth, inflation and the level of unemployment; the risk that cash flows from operations may be insufficient to meet the Company’s required debt payments; and the risk of the Company’s inability to maintain compliance with debt covenants. In addition, the Company’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on the Company’s ability to meet the various requirements imposed by the Internal Revenue Code through actual operating results, distribution levels and diversity of stock ownership.
Readers should carefully review the Company’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q and other documents the Company files from time to time with the SEC. These filings identify and address important risks and
2
DWS Group GmbH & Co. KGaA
875 Third Avenue | New York, NY 10022
T +1 (212) 250-2500
dws.com

uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.
About RREEF Property Trust, Inc.

RREEF Property Trust, Inc. is a public, non-listed real estate investment trust sponsored by an affiliate of DWS Group. The Company was formed in February 2012 to invest in and own interests in high-quality, income-producing commercial real estate located in the United States, including, without limitation, office, industrial, retail and residential properties. For additional information about the Company, visit https://www.rreefpropertytrust.com/.

About DWS Group

DWS Group (DWS), with EUR 1,190bn of total assets under management (as of 30 June 2026), is a leading European asset manager with global reach. With approximately 5,000 employees in offices around the world, DWS offers individuals, institutions and large corporations access to comprehensive investment solutions and bespoke portfolios across the full spectrum of investment disciplines. Its diverse expertise in Active, Passive and Alternative asset management enables DWS to deliver targeted solutions for clients across all major liquid and illiquid asset classes. www.dws.com
Important Information
This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc., and RREEF America L.L.C., which offer advisory services.

Additional Information and Where to Find It

This communication relates to the proposed Plan and may be deemed to be solicitation material in respect of the proposed Plan. In connection with the proposed Plan, the Company intends to file a proxy statement (the “Proxy Statement”) with the SEC. The Proxy Statement will be sent to all stockholders of the Company entitled to vote on the proposed Plan. The Company will also file other documents regarding the proposed Plan with the SEC. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED PLAN AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED PLAN.
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DWS Group GmbH & Co. KGaA
875 Third Avenue | New York, NY 10022
T +1 (212) 250-2500
dws.com

Stockholders may obtain copies of the Proxy Statement and other documents that are filed or will be filed by the Company with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available, free of charge, on the Company’s website at www.rreefpropertytrust.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Plan. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2026. To the extent that holdings of the Company’s securities have changed since the amounts reported in the Company’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Plan may be obtained by reading the Proxy Statement regarding the proposed Plan when it becomes available. You may obtain free copies of these documents using the websites above.

For further information please contact:

Audrey Richie
audrey.richie@dws.com
(212) 454-8509

Christian Gubler
christian.gubler@dws.com
(212) 454-8507

Copyright © 2026 DWS Group GmbH & Co. KGaA. All rights reserved. 111650-1 (9/27)

4
DWS Group GmbH & Co. KGaA
875 Third Avenue | New York, NY 10022
T +1 (212) 250-2500
dws.com